UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10352	59-2758596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure; 8.01. Other Events.

On June 12, 2013, Columbia Laboratories, Inc. (the “Company”) issued a press release entitled “Class Action Lawsuit Against Columbia Laboratories Dismissed Without Prejudice” (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 8.01 and 7.01 (including Exhibit 99.1), except for the first paragraph of the Press Release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report, except for the first paragraph of the Press Release, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 12, 2013, entitled “Class Action Lawsuit Against Columbia Laboratories Dismissed Without Prejudice.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.

By:	/s/ Jonathan Lloyd Jones
Name:	Jonathan Lloyd Jones
Title:	Vice President & Chief Financial Officer

Date: June 12, 2013